Other income	12 Months Ended
Dec. 31, 2021
Other income
Other income

12. Other income

	Year
	ended December 31,
	2021	2020
	€ 1,000	€ 1,000

Grant income	1,012	9,307
Other income	31	145
	1,043	9,452

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $ 7.5 million for the pre-clinical and clinical development of QR-421a for Usher syndrome type 2A targeting mutations in exon 13.

In June 2020 ProQR received a final waiver of the full amount of the Innovation credit for the Company’s cystic fibrosis program. Consequently, the carrying amount of € 8.4 million, including accumulated interest, was recognized in Other

Income in June 2020.

Grants are recognized in other income in the same period in which the related R&D costs are recognized.